CHASE FUNDING LOAN ACQUISITION TRUST
             MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2003-C1

                           $594,097,000 (APPROXIMATE)
                               Subject to Revision

                     June 11, 2003- Computational Materials

Copyright 2003 J.P. Morgan Chase & Co. - All rights reserved. J.P. Morgan Securities Inc. ("JPMorgan"), member NYSE and SIPC. JPMorgan is the marketing name used by the specific legal entity or entities named in the attached materials. Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. Opinions and estimates constitute our judgement as of the date of this material and are subject to change without notice. Past performance is not indicative of future results. This material is not intended as an offer or solicitation for the purchase or sale of any financial instrument. Securities or financial instruments mentioned herein may not be suitable for all investors. The recipient of these materials must make its own independent decisions regarding any securities or financial instruments mentioned herein. J.P. Morgan Chase & Co. and/or its subsidiaries and affiliates generally act as a market maker in the financial instruments of any issuer discussed herein and may act as underwriter, placement agent, advisor or lender to such issuer. J.P. Morgan Chase & Co. and/or its affiliates, subsidiaries or employees may hold a position in any securities or financial instruments mentioned herein. Clients should contact analysts and execute transactions through a J.P. Morgan Chase & Co. subsidiary or affiliate in their home jurisdiction unless governing law permits otherwise.

The analysis in this report is based on information provided by Chase Manhattan Mortgage Corporation. The information contained herein is qualified in its entirety by the information in the prospectus and prospectus supplement for this transaction. The information contained herein is preliminary as of the date hereof, supersedes any previous such information delivered to you and will be superseded by any such information subsequently delivered and ultimately by the final prospectus and prospectus supplement relating to the securities and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion or amendment from time to time without notice, and JPMorgan is under no obligation to keep you advised of such changes. These materials have been provided to you for informational purposes only and may not be relied upon by you in evaluating the merits of investing in the securities described herein. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus and prospectus supplement relating to the securities. You should consult your own counsel, accountant and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared in reliance upon information furnished by Chase Manhattan Mortgage Corporation. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials, which may or may not be reflected herein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice. Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal or notional amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither JPMorgan nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JPMORGAN AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES (OTHER THAN JPMORGAN). JPMORGAN IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

                                   TERM SHEET
                                  June 11, 2003


                      CHASE FUNDING LOAN ACQUISITION TRUST
             MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2003-C1



                           $594,097,000 (APPROXIMATE)
                               SUBJECT TO REVISION


----------------- ---------------- ------------------------- ----------------- ---------------- --------------------- --------------
                                                                                                                         EXPECTED
                                           RATINGS              WAL TO CALL         BOND                                 MATURITY
     CLASS          AMOUNT ($)        (MOODY'S/S&P/FITCH)         (YRS)1            TYPE               COUPON            TO CALL1
----------------- ---------------- ------------------------- ----------------- ---------------- --------------------- --------------
    IA-1              103,600,000        Aaa/AAA/AAA               1.00             SEQ           1M Libor + [ ]2          06/05
    IA-2               56,300,000        Aaa/AAA/AAA               2.80             SEQ               Fixed2               04/07
    IA-3               34,600,000        Aaa/AAA/AAA               5.00             SEQ               Fixed2               12/09
    IA-4               31,812,000        Aaa/AAA/AAA               9.02             SEQ              Fixed2, 3             01/13
    IA-5               25,200,000        Aaa/AAA/AAA               6.74             NAS               Fixed2               12/12
    IM-1               11,400,000         Aa2/AA/AA                6.33             MEZ               Fixed2               01/13
    IM-2               10,688,000           A2/A/A                 6.33             MEZ               Fixed2               01/13
    IB                  9,120,000        Baa2/BBB/BBB              6.04             SUB               Fixed2               01/13

    IIA-1             147,000,000        Aaa/AAA/AAA               1.00             SEQ         1M Libor + [ ]3, 4         03/05
    IIA-2             120,750,000        Aaa/AAA/AAA               3.18             SEQ         1M Libor + [ ]3, 4         10/08
    IIM-1              17,640,000         Aa2/AA/AA                4.21             MEZ         1M Libor + [ ]3, 4         10/08
    IIM-2              14,175,000           A2/A/A                 4.01             MEZ         1M Libor + [ ]3, 4         10/08
    IIB                11,812,000        Baa2/BBB/BBB              3.84             SUB         1M Libor + [ ]3, 4         10/08
----------------- ---------------- ------------------------- ----------------- ---------------- --------------------- --------------


(1) The Certificates will be priced at the following prepayment speed assumptions: Group I Certificates: 20% HEP. Group II Certificates: 100% PPC (2% CPR in month 1, plus an additional 1/11th of 26% CPR for each month thereafter building to 28% CPR in month 12 and remaining constant at 28% CPR until month 23, remaining constant at 60% CPR from month 24 until month 27 and remaining constant at 35% CPR from month 28 and thereafter).
(2)   Subject to the Group I Net WAC Cap.
(3) If the 10% cleanup call with respect to the related Loan Group is not exercised on the first distribution date on which it is exercisable, the coupon on the Class IA-4 Certificates will increase by 50 bps per annum, the margin on each of the Class IIA-1 and the Class IIA-2 Certificates will increase to 2x their respective margins and the margin on each of the Class IIM-1, Class IIM-2 and Class IIB Certificates will increase to 1.5x their respective margins.
(4)   Subject to the Group II Available Funds Cap and the Group II Maximum Rate
      Cap.








--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

]

Title of
 Certificates:    Chase Funding Loan  Acquisition  Trust,  Mortgage Loan
                  Asset-Backed Certificates, Series 2003-C1, consisting of the following offered classes:
                  Class IA-1, Class IA-2, Class IA-3, Class IA-4, Class IA-5
                  Class IM-1, Class IM-2 Class IB (the "Group I Certificates")

                  and

                  Class IIA-1, Class IIA-2
                  Class IIM-1, Class IIM-2
                  Class IIB
                  (the "Group II Certificates")


Underwriters:     J.P. Morgan Securities Inc., Lehman Brothers Inc. and
                  Merrill Lynch, Pierce, Fenner & Smith Incorporated


Depositor:        Chase Funding, Inc.


Sellers:          Chase Manhattan Mortgage Corporation


Servicer:         Chase Manhattan Mortgage Corporation


Trustee:          Citibank, N.A.


Cut-Off Date:     June 1, 2003


Pricing Date:     On or about June 13, 2003


Closing Date:     On or about June 20, 2003


Distribution
 Dates: Distribution of principal and interest on the certificates will be made on the 25th day of each month or, if such day is not a business day, on the first business day thereafter, commencing in July 2003.


ERISA
Considerations:   The offered certificates will be ERISA eligible as of the
                  Closing Date. However, investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue Code of an ERISA Plan's acquisition and ownership of such Certificates.


Legal Investment: The offered certificates will not constitute "mortgage-related securities" for the purposes of SMMEA.


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

JP MORGAN LOGO]

Tax Status:       For federal income tax purposes, the Trust Fund will include two or more segregated asset pools, with respect to which elections will be made to treat each as a "real estate mortgage investment conduit" ("REMIC").


Optional
Termination:      The Servicer has the option to exercise a call on each loan group individually when the aggregate stated principal balance for that loan group is less than or equal to 10% of the aggregate stated principal balance of the related loan group as of the Cut-Off Date. The call will be exercised at a price equal to the sum of (i) the stated principal balance of the Mortgage Loans in the related loan group (other than in respect of REO property), plus accrued interest, (ii) the appraised value of any REO Property in the related loan group
                  (up to the stated principal balance of the related Mortgage
                  Loan), and (iii) any unreimbursed out-of-pocket costs, expenses and the principal portion of Advances, in each case previously incurred by the Servicer in the performance of its servicing obligations in connection with such Mortgage Loans.


Mortgag Loans:    The mortgage pool will consist of mortgage loans ("Mortgage
                  Loans") that will be divided into a fixed-rate coupon group
                  (Group I) and an adjustable-rate coupon group (Group II). The
                  Mortgage Loans are secured by first and second liens on real properties.

                  All of the mortgage loans were originated by third parties, pursuant to each third party originator's respective underwriting guidelines, and subsequently purchased by the Seller on an individual loan basis or included in a bulk acquisition. Each mortgage loan was re-underwritten to determine its conformity with the criteria for Chase Manhattan Mortgage Corporation's underwriting guidelines for "B&C Quality Mortgage Loans." Approximately [80]% of the mortgage loans conformed in all material respects to Chase Manhattan Mortgage Corporation's underwriting guidelines. Approximately [20]% of the mortgage loans did not conform in one or more respects to Chase Manhattan Mortgage Corporation's underwriting guidelines. These variances, which will be further described in the Prospectus Supplement, include, but are not limited to, those related to maximum loan balance, maximum loan to value ratio and minimum credit score.

                  The final mortgage pool may include loans that have been originated by an affiliate of the Seller.


Administrative
 Fees: The Servicer and Trustee will be paid fees aggregating approximately 51 bps per annum (payable monthly) on the stated principal balance of the Mortgage Loans.









--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

JP MORGAN LOGO]

    CHASE FUNDING MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2003-C1

                              CERTIFICATE STRUCTURE
                              ---------------------


Credit Enhancement:     1) Excess interest
                        2) Over-Collateralization
                        3) Cross-Collateralization
                        4) Subordination


Excess Interest:  Excess interest cashflows from each group will be available as credit enhancement for the related group.


Over-
Collateralization: The over-collateralization ("O/C") amount is equal to the excess of the aggregate principal balance of Mortgage Loans in a loan group over the aggregate principal balance of the Offered Certificates related to such loan group. On the Closing Date, the over-collateralization amount will equal approximately 0.80% of the aggregate principal balance of the Group I Mortgage Loans and approximately 1.15% of the aggregate principal balance of the Group II Mortgage Loans. To the extent the over-collateralization amount is reduced below the over-collateralization target amount, excess cashflow will be directed to build O/C until the over-collateralization target amount is reached.

                              GROUP I CERTIFICATES
                              --------------------

                  Initial:  0.80% of original       Target:  0.80% of original
                                   balance                          balance
                  Stepdown: 1.60% of current        Floor:   0.50% of original
                                   balance                          balance
                      (PRELIMINARY AND SUBJECT TO REVISION)

                              GROUP II CERTIFICATES
                              ---------------------

                  Initial:  1.15% of original       Target:  1.15% of original
                                   balance                          balance
                  Stepdown: 2.30% of current        Floor:   0.50% of original
                                   balance                          balance
                      (PRELIMINARY AND SUBJECT TO REVISION)


Cross-
Collateralization: Excess interest from each of the two loan groups, if not needed as credit enhancement for its own loan group, will be available as credit enhancement for the other loan group.



--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

JP MORGAN LOGO]

                                     GROUP I
                                     -------

GROUP I SUBORDINATION1:
                                                                    GROUP I
                                         (MOODY'S /S&P/FITCH)    (SUBORDINATION)
                                         --------------------    ---------------
                 Class IA                   (Aaa/AAA/AAA)            11.75%
                 Class IM-1                  (Aa2/AA/AA)              7.75%
                 Class IM-2                   (A2/A/A)                4.00%
                 Class IB                  (Baa2/BBB/BBB)             0.80%
                     (PRELIMINARY AND SUBJECT TO REVISION)


GROUP I CLASS SIZE:
                                                                       GROUP I
                                          (MOODY'S/S&P/FITCH)       (CLASS SIZE)
                                          -------------------       ------------
                  Class IA                   (Aaa/AAA/AAA)            88.25%
                  Class IM-1                  (Aa2/AA/AA)              4.00%
                  Class IM-2                   (A2/A/A)                3.75%
                  Class IB                  (Baa2/BBB/BBB)             3.20%

                      (PRELIMINARY AND SUBJECT TO REVISION)




                                    GROUP II
                                    --------

GROUP II SUBORDINATION1:
                                                                    GROUP II
                                         (Moody'S/S&P/FITCH)     (SUBORDINATION)
                                         -------------------     ---------------
                 Class IIA                  (Aaa/AAA/AAA)            15.00%
                 Class IIM-1                 (Aa2/AA/AA)              9.40%
                 Class IIM-2                  (A2/A/A)                4.90%
                 Class IIB                 (Baa2/BBB/BBB)             1.15%

                     (PRELIMINARY AND SUBJECT TO REVISION)


GROUP II CLASS SIZE:
                                                                   GROUP II
                                          (MOODY'S/S&P/FITCH)    (CLASS SIZE)
                                          -------------------    ------------
                  Class IIA                  (Aaa/AAA/AAA)            85.00%
                  Class IIM-1                 (Aa2/AA/AA)              5.60%
                  Class IIM-2                  (A2/A/A)                4.50%
                  Class IIB                 (Baa2/BBB/BBB)             3.75%

                      (PRELIMINARY AND SUBJECT TO REVISION)



1 The subordination percentages include the initial over-collateralization levels of 0.80% for Group I and 1.15% for Group II.





--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

JP MORGAN LOGO]

                                     GROUP I
                                     -------

Mortgage Loans*:  Fixed-rate, first and second lien, sub-prime Mortgage
                  Loans having an aggregate stated principal balance as of the Cut-Off Date of approximately $285,335,308.


Prepayment
Assumption:       The Group I Certificates will be priced at 20% HEP (2% - 20%
                  CPR Ramp over 10 months).


Group I
Net WAC Cap:      The pass-through rate of each class of the Group I
                  Certificates will be subject to the "Group I Net WAC Cap", which is a per annum rate equal to the weighted average net mortgage rate on the Group I Mortgage Loans. Any interest shortfall due to the Group I Net WAC Cap will not be reimbursed.


Interest Accrual: For the Class IA-1 Certificates, interest will initially accrue from the Closing Date to (but excluding) the first Distribution Date, and thereafter, from the prior Distribution Date to (but excluding) the current Distribution Date. For all other Group I Certificates, interest will accrue during the calendar month preceding the month of distribution.


Payment Delay:    For the Class IA-1 Certificates, 0 days. For all other Group I
                  Certificates, 24 days.


Interest
Payment Basis:    For the Class IA-1 Certificates, Actual/360.  For all other
                  Group I Certificates, 30/360.


Coupon Step Up:   If the 10% clean-up call for the Group I Certificates is not exercised on the first distribution date on which it is exercisable, the Pass-Through Rate on the Class IA-4
                  Certificates will increase by 50 bps per annum.

* The mortgage pool as of the Closing Date will exclude some of the fixed-rate Mortgage Loans that are included in the statistical information set forth in this document. Updated statistical information on the Mortgage Pool (giving effect to the exclusion of such mortgage loans) will be available to purchasers of the Certificates, and will be filed with the Securities and Exchange Commission within, fifteen days of the Closing Date.




--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

JP MORGAN LOGO]


                                CHASE FUNDING MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2003-C1
                                ---------------------------------------------------------------------

                                                        GROUP I CERTIFICATES
                                                        --------------------


                          CLASS            CLASS          CLASS          CLASS           CLASS          CLASS         CLASS
                          IA-1             IA-2           IA-3           IA-4            IA-5           IM-1          IM-2
                          ---------------- -------------- -------------- --------------- -------------- ------------- --------------
Offer Size ($)                 103,600,000    56,300,000     34,600,000     31,812,000     25,200,000      11,400,000    10,688,000

Expected Ratings
     Moody's                   Aaa            Aaa            Aaa            Aaa            Aaa             Aa2           A2
     S&P                       AAA            AAA            AAA            AAA            AAA             AA             A
     Fitch                     AAA            AAA            AAA            AAA            AAA             AA            A

Coupon                     1M Libor + [   ] 1 Fixed 1        Fixed 1        Fixed 1,2      Fixed 1         Fixed 1       Fixed 1

Weighted Average Life to Call  1.00           2.80           5.00           9.02           6.74             6.33          6.33
(yrs.) 3

Weighted Average Life          1.00           2.80           5.00           11.23          6.74             6.88           6.76
To Maturity (yrs.) 3

Payment Window                 1-24/24        24-46/23       46-78/33       78-115/38      37-114/78       37-115/79     37-115/79
to Call (mos.) 3

Payment Window                 1-24/24        24-46/23       46-78/33       78-236/159     37-114/78        37-174/138    37-167/131
to Maturity (mos.) 3

Expected Maturity to Call 3    06/05          04/07          12/09          01/13          12/12           01/13         01/13

Expected Maturity to           06/05          04/07          12/09          02/23          12/12            12/17          05/17
Maturity 3

Last Scheduled                 12/17          01/26          02/30          12/32          02/15           08/32         06/32
Distribution Date 4

(TABLE CONTINUED)


                                    CLASS
                                    IB
                                    --------------
Offer Size ($)                        9,120,000

Expected Ratings
     Moody's                          Baa2
     S&P                              BBB
     Fitch                            BBB

Coupon                                Fixed 1

Weighted Average Life to Cal          6.04
(yrs.) 3

Weighted Average Life                 6.12
To Maturity (yrs.) 3

Payment Window                        37-115/79
to Call (mos.) 3

Payment Window                        37-137/101
to Maturity (mos.) 3

Expected Maturity to Call 3           01/13

Expected Maturity to                  11/14
Maturity 3

Last Scheduled                        11/31
Distribution Date 4




(1)   Subject to the Group I Net WAC Cap.

(2) If the 10% cleanup call for Group I is not exercised on the first Distribution Date on which it is exercisable, the coupon on the Class IA-4 Certificates will increase by 50 bps per annum.

(3) The Group I Certificates will be priced at 20% HEP. (4) Assumes 0% HEP, no losses, no excess interest will be applied to principal and the cleanup call is not exercised.


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

JP MORGAN LOGO]

                                    GROUP II
                                    --------

Mortgage Loans*:  Adjustable-rate, first lien, sub-prime Mortgage Loans having an aggregate stated principal balance as of the Cut-Off Date of approximately $318,067,324.

Prepayment
Assumption:       The Group II Certificates will be priced at 100% PPC (2% CPR in month 1, plus an additional 1/11th of 26% CPR for each month thereafter building to 28% CPR in month 12 and remaining constant at 28% CPR until month 23, remaining constant at 60%
                  CPR from month 24 until month 27 and remaining constant at 35%
                  CPR from month 28 and thereafter).

Group II Available
Funds Cap:        The pass-through rate of each class of the Group II
                  Certificates will be subject to the "Group II Available Funds
                  Cap" which is a per annum rate equal to 12 times the quotient of (x) the total scheduled interest on the Group II Mortgage
                  Loans based on the net mortgage rates in effect on the related due date, divided by (y) the aggregate principal balance of the Group II Certificates as of the first day of the applicable accrual period.

Group II Maximum
Rate Cap:         The pass-through rate of each class of the Group II
                  Certificates will be subject to the "Group II Maximum Rate
                  Cap", which is a per annum rate equal to the weighted average of the net maximum lifetime mortgage rates on the Group II
                  Mortgage Loans. Any interest shortfall due to the Group II
                  Maximum Rate Cap will not be reimbursed.

Shortfall
Reimbursement:    If on any Distribution Date the pass-through rate on the Group
                  II Certificates is limited by the Group II Available Funds
                  Cap, the amount of such interest that would have been distributed if the pass-through rate on the Group II
                  Certificates had not been so limited by the Group II Available
                  Funds Cap, up to but not exceeding the Group II Maximum Rate
                  Cap, and the aggregate of such shortfalls from previous
                  Distribution Dates together with accrued interest at the pass-through rate will be carried over to the next
                  Distribution Date until paid (herein referred to as "Carryover"). Such reimbursement will only come from interest on the Group II Mortgage Loans and will be paid only on a subordinated basis. No such Group II Certificate Carryover will be paid once the Group II Certificate principal balance has been reduced to zero.

Interest Accrual: For all Group II Certificates, interest will initially accrue from the Closing Date to (but excluding) the first Distribution Date, and thereafter, from the prior Distribution Date to (but excluding) the current Distribution Date.

Payment Delay:    0 days.

Interest
Payment Basis:    Actual/360.

Coupon Step Up:   If the 10% clean-up call for the Group II Certificates is not exercised on the first distribution date on which it is exercisable, the margin on each of the Class IIA-1 and the Class IIA-2 Certificates will increase to 2x their respective margins and the margin on the Class IIM-1, Class IIM-2 and Class IIB Certificates will increase to 1.5x their respective margins.

* The mortgage pool as of the Closing Date will exclude some of the adjustable-rate Mortgage Loans that are included in the statistical information set forth in this document. Updated statistical information on the Mortgage Pool (giving effect to the exclusion of such mortgage loans) will be available to purchasers of the Certificates, and will be filed with the Securities and Exchange Commission within, fifteen days of the Closing Date.


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

JP MORGAN LOGO]

     CHASE FUNDING MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2003-C1
     ---------------------------------------------------------------------

                              GROUP II CERTIFICATES
                              ---------------------

                            CLASS         CLASS        CLASS       CLASS       CLASS
                            IIA-1         IIA-2        IIM-1       IIM-2       IIB
-------------------------------------------------------------------------------------------

Offer Size ($)              147,000,000   120,750,000  17,640,000  14,175,000  11,812,000

Expected Ratings
  Moody's                   Aaa           Aaa          Aa2         A2          Baa2
  S&P                       AAA           AAA          AA          A           BBB
  Fitch                     AAA           AAA          AA          A           BBB

Coupon                      1M Libor +    1M Libor +   1M Libor +  1M Libor +  1M Libor +
                            [   ] 1,2     [   ] 1,2    [   ] 1,2   [   ] 1,2   [   ] 1,2

Weighted Average Life to    1.00          3.18         4.21        4.01        3.84
Call (yrs.) 3

Weighted Average Life to    1.00          3.56         4.57        4.30        3.93
Maturity (yrs.)3

Payment Window to Call      1-21/21       21-64/44     42-64/23    39-64/26    37-64/28
(mos.) 3

Payment Window to Maturity  1-21/21       21-144/124   42-112/71   39-100/62   37-82/46
(mos.) 3

Expected Maturity to Call3  03/05         10/08        10/08       10/08       10/08

Expected Maturity to        03/05         06/15        10/12       10/11       04/10
Maturity 3

Last Scheduled Distribution 05/24         01/33        11/32       10/32       06/32
Date 4


(1)   Subject to the Group II Available Funds Cap and the Group II Maximum Rate
      Cap.
(2) If the 10% cleanup call is not exercised on the first Distribution Date on which it is exercisable, the margin on each of the Class IIA-1 Certificates and the Class IIA-2 Certificates will increase to 2x their respective margins and the margin on each of the Class IIM-1, Class IIM-2 and Class IIB Certificates will increase to 1.5x their respective margins.
(3)   The Group II Certificates will be priced at 100% PPC.
(4) Assumes 0% CPR, no losses, no excess interest will be applied to principal and the cleanup call is not exercised.


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

JP MORGAN LOGO]

      CHASE FUNDING MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2003-C1
      ---------------------------------------------------------------------

                               CASH FLOW PRIORITY
                               ------------------


                              GROUP I CERTIFICATES

1.    Repayment of any unrecoverable, unreimbursed Servicer advances.
2.    Servicing Fees and Trustee Fees.
3. Group I available interest funds, as follows: monthly interest, including any interest carryforward to the Class IA Certificates, on a pro-rata basis, then monthly interest, including any interest carryforward to the Class IM-1 Certificates, then to the Class IM-2 Certificates and then to the Class IB Certificates in a similar manner.
4. Group I available principal funds, as follows: monthly principal sequentially to the Class IA Certificates as described under "PRINCIPAL PAYDOWN", then monthly principal to the Class IM-1 Certificates as described under "PRINCIPAL PAYDOWN", then monthly principal to the Class IM-2 Certificates as described under "PRINCIPAL PAYDOWN" and then monthly principal to the Class IB Certificates as described under "PRINCIPAL PAYDOWN."
5. Excess Group I interest to Group I Certificates in the order as described under "PRINCIPAL PAYDOWN" to restore O/C to the required level.
6.    Excess Group I interest to pay Group I subordinate principal shortfalls.
7. Excess Group I interest to pay certain amounts for the Group II Certificates as described in the Prospectus Supplement.
8. Any remaining Group I amount will be paid in accordance with the Pooling and Servicing Agreement and will not be available for payment to holders of the offered certificates.

                      [PRELIMINARY AND SUBJECT TO REVISION]


                              GROUP II CERTIFICATES

1.    Repayment of any unrecoverable, unreimbursed Servicer advances.
2.    Servicing Fees and Trustee Fees.
3. Group II available interest funds, as follows: monthly interest, including any interest carryforward to the Class IIA Certificates, on a pro-rata basis, then monthly interest, including any interest carryforward to the Class IIM-1 Certificates, then to the Class IIM-2 Certificates and then to the Class IIB Certificates in a similar manner.
4. Group II available principal funds, as follows: monthly principal to the Class IIA Certificates as described under "PRINCIPAL PAYDOWN", then monthly principal to the Class IIM-1 Certificates as described under "PRINCIPAL PAYDOWN", then monthly principal to the Class IIM-2 Certificates as described under "PRINCIPAL PAYDOWN" and then monthly principal to the Class IIB Certificates as described under "PRINCIPAL PAYDOWN."
5. Excess Group II interest to Group II Certificates in the order as described under "PRINCIPAL PAYDOWN" to restore O/C to the required level.
6.    Excess Group II interest to pay Group II subordinate principal shortfalls.
7. Excess Group II interest to pay certain amounts for the Group I Certificates as described in the Prospectus Supplement.
8. Excess Group II interest to pay any Group II Certificate Carryover resulting from the imposition of the Group II Available Funds Cap.
9. Any remaining Group II amount will be paid in accordance with the Pooling and Servicing Agreement and will not be available for payment to holders of the offered certificates.

                      [PRELIMINARY AND SUBJECT TO REVISION]



--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[JP MORGAN LOGO]

    CHASE FUNDING MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2003-C1
    ---------------------------------------------------------------------

                                PRINCIPAL PAYDOWN
                                -----------------

Class IA-5 LOCKOUT DISTRIBUTION AMOUNT: For any Distribution Date prior to the Distribution Date in July 2012, the product of (i) the applicable Class IA-5 Lockout Percentage, (ii) a fraction, the numerator of which is the outstanding principal balance of the Class IA-5 Certificates and the denominator of which is the aggregate outstanding principal balance of all Class IA Certificates (in each case immediately prior to such Distribution Date) and (iii) the Group I Class A Principal Cashflow for such Distribution Date. For the July 2012 Distribution Date and each Distribution Date thereafter, the Class IA-5 Lockout Distribution Amount will equal the Group I Class A Principal Cashflows.

                          CLASS IA-5 LOCKOUT PERCENTAGE
                          -----------------------------
                          July 2003 - June 2006         0%
                          July 2006 - June 2008        45%
                          July 2008 - June 2009        80%
                          July 2009 - June 2010       100%
                          July 2010 - June 2012       300%

                        [Preliminary and Subject to Revision]


IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS NOT MET:

Group I Certificates:
1) To the Class IA-5 Certificateholders -- the Class IA-5 Lockout Distribution Amount until the principal balance of the Class IA-5 Certificate is reduced to zero.
2) All scheduled and unscheduled Group I principal plus excess spread related to the Group I Mortgage Loans to the extent distributable as principal to restore O/C for the Group I Offered Certificates to the required level ("Group I Class A Principal Cashflow") remaining after step 1 above will be paid sequentially to the Class IA Certificates until the principal balance of each such class of Certificates is reduced to zero.

If the aggregate principal balance of the subordinated Certificates is reduced to zero, distribution of principal to the Class IA Certificates will be made on a pro rata basis, and not in accordance with the above priorities.

Group II Certificates:
1) All scheduled and unscheduled Group II principal plus excess spread related to the Group II Mortgage Loans to the extent distributable as principal to restore O/C for the Group II Offered Certificates to the required level will be paid sequentially to the Class IIA Certificates until the principal balance of each such class of Certificates is reduced to zero.

If the aggregate principal balance of the subordinated Certificates is reduced to zero, distribution of principal to the Class IIA Certificates will be made on a pro rata basis, and not in accordance with the above priorities.



IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET:

With respect to each Certificate Group, all Certificates will be entitled to receive payments of principal, in the following order of priority: first sequentially to the Class A Certificates (in the same order of priority as in the case prior to the test being met), second to the Class M-1 Certificates, third to the Class M-2 Certificates, and fourth to the Class B Certificates.

If the Subordinate Class Principal Distribution Test is met, principal will be distributed up to amounts that will keep the subordination for each class at its required level.


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

JP MORGAN LOGO]

                         REQUIRED SUBORDINATION LEVELS*
                         ------------------------------

                        GROUP I                     GROUP II
                        -------                     --------
                        Class A             23.50%  Class A          30.00%
                        Class M-1           15.50%  Class M-1        18.80%
                        Class M-2            8.00%  Class M-2         9.80%
                        Class B              1.60%  Class B           2.30%
                        *Includes overcollateralization

THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET IF:

i)    The Distribution Date is on or after the July 2006 Distribution Date; and
ii) The applicable Subordinate Class Principal Distribution Date has occurred (as described below); and
iii)  A Trigger Event does not exist.

TRIGGER EVENT:
A trigger event ("Trigger Event") with respect to each loan group and a Distribution Date on or after July 2006, exists if (i) the current Senior Enhancement Percentage is not greater than or equal to a multiple of the 60+ day delinquency percentage (including foreclosures and REOs) (2x for Group I; 2.5x for Group II) or (ii) aggregate realized losses incurred from the Cut-off Date through the last day of the calendar month preceding such Distribution Date with respect to Group I or Group II Mortgage Loans, as applicable, exceed the following levels (expressed as a percentage of aggregate principal balance of the related Mortgage Loans as of the Cut-off Date):

DISTRIBUTION DATE OCCURRING IN       GROUP I REQUIRED LOSS PERCENTAGE                        GROUP II REQUIRED LOSS PERCENTAGE
------------------------------       --------------------------------                        ---------------------------------
July 2006 - June 2007                [3.00]% for the first month, plus an additional 1/12th  [3.75]% for the first month, plus an
                                     of 0.75% for each month thereafter                      additional 1/12th of 1.25% for each
                                                                                             month thereafter

July 2007 - June 2008                [3.75]% for the first month, plus an additional 1/12th  [5.00]% for the first month, plus an
                                     of 0.50% for each month thereafter                      additional 1/12th of 1.00% for each
                                                                                             month thereafter

July 2008 - June 2009                [4.25]% for the first month, plus an additional 1/12th  [6.00]% for the first month, plus an
                                     of 0.50% for each month thereafter                      additional 1/12th of 0.35% for each
                                                                                             month thereafter

July 2009 - June 2010                [4.75]% for the first month, plus an additional 1/12th  [6.35]% for the first month, plus an
                                     of 0.35% for each month thereafter                      additional 1/12th of 0.25% for each
                                                                                             month thereafter

July 2010 and thereafter             [4.90]%                                                 [6.60]%


THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION DATE:

For each loan group, the later of (i) the July 2006 Distribution Date and (ii) the first Distribution Date on which the applicable Senior Enhancement Percentage (i.e., the sum of the outstanding principal balance of the subordinate Certificates + the O/C amount for the applicable loan group divided by the aggregate stated principal balance of the Mortgage Loans for such loan group) is greater than or equal to the applicable Senior Specified Enhancement Percentage (including O/C), which is equal to, with respect to each group, two times such group's initial AAA subordination percentage.

                            Group I Senior                   Group II Senior
                         Special Enchancement            Specified Enhancement
                             Percentage:                       Percentage:
                         -------------------               -------------------
                                23.50%                           30.00%
                                  Or                               Or
                          (10.95% + 0.80%)*2                (13.85% +1.15%)*2

                      [Preliminary and Subject to Revision]

--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

JP MORGAN LOGO]

Prospectus:       The Certificates will be offered pursuant to a Prospectus
                  which includes a Prospectus Supplement (together, the "Prospectus"). Complete information with respect to the Certificates and the Mortgage Loans is contained in the Prospectus. The foregoing is qualified in its entirety by the information appearing in the Prospectus. To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Certificates may not be consummated unless the purchaser has received the Prospectus.


Mortgage Loans:   The following tables describe the mortgage loans and the
                  related mortgaged properties as of the close of business on the Cut-off Date. The sum of the columns below may not equal the total indicated due to rounding.


Further
 Information:     Please call Chris Schiavone at (212) 834-5372, Peter Candell at (212) 834-5511, Marty Friedman at (212) 834-5727, Philip Li
                  at (212) 834-5033, Tom Roh at (212) 834-5936, Phillip Chun at
                  (212) 834-5435 or Darya Zhuk at (212) 834-5308.
























--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[JP MORGAN LOGO]

      CHASE FUNDING MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2003-C1
                                     GROUP I

                                 SUMMARY REPORT
                                 --------------
Aggregate Outstanding              $285,335,308
Principal Balance
Aggregate Original Principal       $287,300,680
Balance
Number of Mortgage Loans                  2,407

                                     Average(1)                   Minimum         Maximum
                                     ----------                   -------         -------
Original Principal Balance             $119,360                   $10,000        $663,000
Outstanding Principal Balance          $118,544                    $9,954        $648,099

                                      Weighted
                                     Average(2)                     Minimum         Maximum
                                     ----------                     -------         -------
Original Term (mos)                         305                       120             360
Stated Remaining Term (mos)                 299                       112             358
Expected Remaining Term (mos)               298                       109             358
Loan Age (mos)                                6                         2              21
Current Interest Rate                    7.515%                    5.100%         15.000%
Original Loan-to-Value (4)               77.08%                     7.69%         100.00%
Credit Score (3)                            655                       501             816

                                       Earliest                    Latest
                                       --------                    ------
Origination Dates                       08/2001                   03/2003
Maturity Dates                          09/2012                   04/2033

Lien Position             Percent of Loan Group    Year of Origination       Percent of Loan
                          ---------------------                               ---------------
1st Lien                                   90.5%   2001                              0.6%
2nd Lien                                    9.5%   2002                             79.1%
                                                   2003                             20.2%
Occupancy                 Percent of Loan Group
                          ---------------------
Owner-occupied                             94.5%   Loan Purpose              Percent of Loan
                                                                             ---------------
Second Home                                 0.5%   Purchase                         14.9%
Investment                                  5.0%   Refinance - Rate/Term            27.2%
                                                   Refinance - Cashout              57.9%
Documentation             Percent of Loan Group
                          ---------------------
Full Documentation                         75.8%   Property Type             Percent of Loan
                                                   -------------             ---------------
24 Month Bank Statement                     1.1%   Single Family Detached           86.6%
Reduced Documentation                       4.1%   Two- to Four-family               6.8%
                                                   Dwelling Unit
Stated Income                              19.1%   Planned Unit Development          1.4%
                                                    Condominium                      4.5%
                                                    Manufactured Housing             0.7%

Notes:
(1)   Sum of Principal Balance divided by total number of loans.
(2)   Weighted by Outstanding Principal Balance.
(3)   Minimum and Weighted Average only for loans with credit scores.
(4) With respect to second lien loans, value is calculated using the combined loan-to-value ratio for such loans.


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

JP MORGAN LOGO]

      CHASE FUNDING MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2003-C1

                                     GROUP I

                              CURRENT MORTGAGE RATE
                              ---------------------

                                  NUMBER OF   AGGREGATE PRINCIPAL     PERCENT OF
CURRENT MORTGAGE RATES       MORTGAGE LOANS   BALANCE OUTSTANDING     LOAN GROUP
----------------------       --------------   -------------------     ----------
5.000% to 5.499%                         11            $2,088,244           0.7%
5.500% to 5.999%                        243            42,073,104          14.7
6.000% to 6.499%                        156            30,621,524          10.7
6.500% to 6.999%                        308            52,000,042          18.2
7.000% to 7.499%                        148            21,658,107           7.6
7.500% to 7.999%                        375            49,079,793          17.2
8.000% to 8.499%                        205            22,528,005           7.9
8.500% to 8.999%                        284            27,102,771           9.5
9.000% to 9.499%                        144             9,733,934           3.4
9.500% to 9.999%                        155            10,840,074           3.8
10.000% to 10.499%                      105             5,437,658           1.9
10.500% to 10.999%                      104             5,581,615           2.0
11.000% to 11.499%                       53             2,329,051           0.8
11.500% to 11.999%                       41             1,801,678           0.6
12.000% to 12.499%                       26             1,045,318           0.4
12.500% to 12.999%                       24               765,298           0.3
13.000% to 13.499%                        8               192,649           0.1
13.500% to 13.999%                       13               339,806           0.1
14.500% to 14.999%                        3                81,734           0.0
15.000% to 15.499%                        1                34,904           0.0
                                      -----         -------------         -----
TOTAL:                                2,407         $285,335,308          100.0%
                                      -----         -------------         ------

Mortgage Rates Range is from: 5.100% to 15.000%
Weighted Average is: 7.515%


                       REMAINING MONTHS TO STATED MATURITY
                       -----------------------------------

                                NUMBER OF   AGGREGATE PRINCIPAL       PERCENT OF
REMAINING TERM (MONTHS)    MORTGAGE LOANS   BALANCE OUTSTANDING       LOAN GROUP
-----------------------    --------------   -------------------       ----------
109 to 120                             3              $146,480              0.1%
157 to 168                            48             3,124,855              1.1
169 to 180                         1,102            79,207,989             27.8
217 to 228                             3               394,671              0.1
229 to 240                            58             7,741,441              2.7
337 to 348                            96            10,571,690              3.7
349 to 360                         1,097           184,148,183             64.5
                                   -----         -------------            -----
TOTAL:                             2,407         $285,335,308             100.0%
                                   -----         -------------            -----


Remaining Term Range is from (Months): 112 to 358
Weighted Average is
(Months): 299

--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

JP MORGAN LOGO]

      CHASE FUNDING MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2003-C1

                                     GROUP I

                  ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES
                  -----------------------------------------

RANGE OF ORIGINAL MORTGAGE         NUMBER OF   AGGREGATE PRINCIPAL    PERCENT OF
LOAN PRINCIPAL BALANCES       MORTGAGE LOANS   BALANCE OUTSTANDING    LOAN GROUP
-----------------------       --------------   -------------------    ----------
$100,000 or Less                       1,291          $71,940,424          25.2%
$100,001 to $150,000                     453           56,042,879          19.6
$150,001 to $200,000                     300           51,539,606          18.1
$200,001 to $250,000                     151           33,665,320          11.8
$250,001 to $300,000                      88           24,126,009           8.5
$300,001 to $350,000                      46           14,938,772           5.2
$350,001 to $400,000                      36           13,471,711           4.7
$400,001 to $450,000                      21            8,885,037           3.1
$450,001 to $500,000                      15            7,254,842           2.5
$500,001 to $550,000                       3            1,622,962           0.6
$550,001 to $600,000                       1              561,870           0.2
$600,001 to $650,000                       1              637,777           0.2
$650,001 to $700,000                       1              648,099           0.2
                                       -----        -------------         -----
TOTAL:                                 2,407        $285,335,308          100.0%
                                       -----        -------------         -----

Original Mortgage Loan Principal Balance Range is from: $10,000 to $663,000 Average is: $119,360

                                                PRODUCT TYPE SUMMARY
                                                --------------------

                                                 NUMBER OF         AGGREGATE PRINCIPAL        PERCENT OF
PRODUCT TYPE SUMMARY                        MORTGAGE LOANS         BALANCE OUTSTANDING        LOAN GROUP
--------------------                        --------------         -------------------        ----------
10 to 14 Year Fixed Rate Mortgage Loan                   3                    $146,480               0.1%
15 to 19 Year Fixed Rate Mortgage Loan                 316                  23,832,901               8.4
20 to 24 Year Fixed Rate Mortgage Loan                  61                   8,136,111               2.9
30 Year Fixed Rate Mortgage Loan                     1,193                 194,719,873              68.2
Balloon Loan                                           834                  58,499,942              20.5
                                                     -----               -------------             -----
TOTAL:                                               2,407               $285,335,308              100.0%
                                                     -----               -------------             ------



                           PREPAYMENT PENALTY SUMMARY
                           --------------------------

                                        NUMBER OF   AGGREGATE PRINCIPAL       PERCENT OF
PREPAYMENT PENALTY SUMMARY         MORTGAGE LOANS   BALANCE OUTSTANDING       LOAN GROUP
--------------------------         --------------   -------------------       ----------
None                                          788           $64,755,504             22.7%
12 Months                                      37             5,284,800              1.9
24 Months                                      45             4,401,419              1.5
30 Months                                       1               152,041              0.1
36 Months                                   1,110           155,290,831             54.4
42 Months                                       2               132,764              0.0
48 Months                                       3               301,603              0.1
60 Months                                     421            55,016,346             19.3
                                            -----         -------------            -----
TOTAL:                                      2,407         $285,335,308             100.0%
                                            -----         -------------            -----


The weighted average prepayment penalty term with respect to the Fixed Rate Mortgage Loans in the Statistical Mortgage Pool having prepayment penalties is approximately 49 months prepayment penalties is approximately 41 months.




--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

JP MORGAN LOGO]

      CHASE FUNDING MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2003-C1
                                     GROUP I


                               STATE DISTRIBUTIONS
                               -------------------

                        NUMBER OF       AGGREGATE PRINCIPAL        PERCENT OF
STATES             MORTGAGE LOANS       BALANCE OUTSTANDING        LOAN GROUP
------             --------------       -------------------        ----------
Alabama                         8                  $762,195               0.3%
Alaska                          1                    92,051               0.0
Arizona                        73                 6,862,237               2.4
Arkansas                       10                   572,212               0.2
California                    956               134,432,654              47.1
Colorado                       32                 3,305,072               1.2
Connecticut                    17                 1,591,342               0.6
Delaware                        9                   832,505               0.3
District of                     5                   665,446               0.2
Columbia
Florida                       129                13,900,651               4.9
Hawaii                          1                   277,704               0.1
Idaho                          12                   784,360               0.3
Illinois                       83                 8,838,631               3.1
Indiana                        62                 5,100,884               1.8
Iowa                           37                 2,786,470               1.0
Kansas                          4                   371,979               0.1
Kentucky                       34                 2,919,553               1.0
Louisiana                       7                   693,630               0.2
Maine                           4                   359,248               0.1
Maryland                       30                 2,896,537               1.0
Massachusetts                  21                 3,138,487               1.1
Michigan                       32                 3,183,124               1.1
Minnesota                      97                11,057,899               3.9
Mississippi                     5                   334,426               0.1
Missouri                       77                 6,363,068               2.2
Montana                         6                   620,572               0.2
Nebraska                       15                   614,310               0.2
Nevada                         60                 8,295,912               2.9
New Hampshire                   5                   622,968               0.2
New Jersey                     25                 4,320,362               1.5
New Mexico                      9                   872,864               0.3
New York                      100                15,858,706               5.6
North Carolina                 33                 2,807,615               1.0
North Dakota                    2                   193,424               0.1
Ohio                          116                10,406,090               3.6
Oklahoma                       17                 1,256,564               0.4
Oregon                         27                 3,054,126               1.1
Pennsylvania                   44                 3,959,873               1.4
Rhode Island                    3                   258,891               0.1
South Carolina                 29                 2,745,169               1.0
South Dakota                    1                    60,447               0.0
Tennessee                      41                 3,543,923               1.2
Texas                          14                 1,310,142               0.5
Utah                           15                 1,294,868               0.5
Vermont                         3                   211,752               0.1
Virginia                       24                 2,681,583               0.9
Washington                     49                 6,194,029               2.2
West Virginia                   3                   174,718               0.1
Wisconsin                      20                 1,854,033               0.6
                            -----             -------------             -----
TOTAL:                      2,407             $285,335,308              100.0%
                            -----             -------------             -----

--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

JP MORGAN LOGO]

    CHASE FUNDING MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2003-C1
                                     GROUP I

                     ORIGINAL COMBINED LOAN-TO-VALUE RATIOS
                     --------------------------------------

RANGE OF ORIGINAL COMBINED              NUMBER OF   AGGREGATE PRINCIPAL       PERCENT OF
LOAN-TO-VALUE RATIOS               MORTGAGE LOANS   BALANCE OUTSTANDING       LOAN GROUP
--------------------               --------------   -------------------       ----------
50.00% or Less                                152           $17,469,429              6.1%
50.01% to 55.00%                               49             7,278,291              2.6
55.01% to 60.00%                               93            12,573,748              4.4
60.01% to 65.00%                              110            17,329,260              6.1
65.01% to 70.00%                              146            21,907,692              7.7
70.01% to 75.00%                              207            30,281,504             10.6
75.01% to 80.00%                              478            67,760,361             23.7
80.01% to 85.00%                              218            27,952,615              9.8
85.01% to 90.00%                              370            43,745,237             15.3
90.01% to 95.00%                              304            21,801,075              7.6
95.01% to 100.00%                             280            17,236,097              6.0
                                            -----         -------------            -----
TOTAL:                                      2,407         $285,335,308             100.0%
                                            -----         -------------            -----


Original Combined Loan-to-Value Ratio Range is from: 7.69% to 100.00%
Weighted Average is: 77.08%

                            MORTGAGE LOAN AGE SUMMARY
                            -------------------------

                                        NUMBER OF   AGGREGATE PRINCIPAL       PERCENT OF
MORTGAGE LOAN AGE (MONTHS)         MORTGAGE LOANS   BALANCE OUTSTANDING       LOAN GROUP
--------------------------         --------------   -------------------       ----------
2                                              58            $8,762,235              3.1%
3                                             273            31,059,515             10.9
4                                             217            18,232,095              6.4
5                                             704            97,098,758             34.0
6                                             493            63,459,255             22.2
7                                             322            34,259,127             12.0
8                                             131            12,690,156              4.4
9                                              43             3,334,231              1.2
10                                             14             1,842,317              0.6
11                                              5               506,403              0.2
12                                             27             2,140,113              0.8
13                                             19             1,439,566              0.5
14                                             19             2,186,795              0.8
15                                             19             2,146,053              0.8
16                                             40             4,012,139              1.4
17                                             19             1,930,598              0.7
19                                              1                62,126              0.0
20                                              2               140,209              0.0
21                                              1                33,615              0.0
                                            -----         -------------            -----
TOTAL:                                      2,407          $285,335,308            100.0%
                                            -----         -------------            -----

Weighted Average Age (Months) is: 6

--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

JP MORGAN LOGO]

    CHASE FUNDING MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2003-C1
                                     GROUP I

                              CREDIT SCORE SUMMARY
                              --------------------

                             NUMBER OF   AGGREGATE PRINCIPAL       PERCENT OF
CREDIT SCORES           MORTGAGE LOANS   BALANCE OUTSTANDING       LOAN GROUP
-------------           --------------   -------------------       ----------
501 to 550                         120           $12,382,805              4.3%
551 to 600                         379            44,684,795             15.7
601 to 650                         754            85,983,914             30.1
651 to 700                         586            71,479,659             25.1
701 to 750                         358            45,195,728             15.8
751 to 800                         198            24,397,467              8.6
801 to 816                          12             1,210,940              0.4
                                 -----         -------------            -----
TOTAL:                           2,407         $285,335,308             100.0%
                                 -----         -------------            -----

Credit Score Range is from: 501 to 816
Weighted Average (scored loans only) is: 655


                              CREDIT GRADE SUMMARY
                              --------------------

                               NUMBER OF    AGGREGATE PRINCIPAL      PERCENT OF
CREDIT GRADE              MORTGAGE LOANS    BALANCE OUTSTANDING      LOAN GROUP
------------              --------------    -------------------      ----------
A Star                               598            $82,470,032            28.9%
A0                                 1,338            150,162,637            52.6
A-                                   190             21,000,600             7.4
B                                    143             15,500,321             5.4
B-                                    39              4,389,732             1.5
C                                     70              9,135,484             3.2
C-                                    29              2,676,503             0.9
                                   -----          -------------           -----
TOTAL:                             2,407          $ 285,335,308           100.0%
                                   -----          -------------           -----


                              CORRESPONDENT SUMMARY
                              ---------------------

                                        NUMBER OF    AGGREGATE PRINCIPAL      PERCENT OF
CORRESPONDENT                      MORTGAGE LOANS    BALANCE OUTSTANDING      LOAN GROUP
-------------                      --------------    -------------------      ----------
Accredited Home Lenders, Inc.                 243            $31,212,656            10.9%
Ameriquest Mortgage Company                   595            102,943,102            36.1
Encore Credit Corp.                            93             15,547,731             5.4
Finance America, LLC                           54              8,460,680             3.0
IndyMac Bank, F.S.B.                        1,270            113,016,736            39.6
Master Financial Inc.                          12                915,032             0.3
Meritage Mortgage Corporation                 137             12,830,906             4.5
Town and Country Credit                         3                408,464             0.1
                                            -----          -------------           -----
TOTAL:                                      2,407          $ 285,335,308           100.0%
                                            -----          -------------           -----



--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

JP MORGAN LOGO]

     CHASE FUNDING MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2003-C1
                                    GROUP II

                                 SUMMARY REPORT
                                 --------------

Aggregate Outstanding               $318,067,324
Principal Balance
Aggregate Original Principal        $319,433,776
Balance
Number of Mortgage Loans                   1,960

                                     Average (1)                   Minimum         Maximum
                                     -----------                   -------         -------
Original Principal Balance              $162,976                   $15,650        $900,000
Outstanding Principal Balance           $162,279                   $15,489        $897,235

                               Weighted Average                    Minimum         Maximum
                               ----------------                    -------         -------
                                             (2)
Original Term (mos)                          360                       180             360
Stated Remaining Term (mos)                  355                       175             358
Expected Remaining Term (mos)                355                        36             358
Loan Age (mos)                                 5                         2              24
Current Interest Rate                     7.792%                    5.375%         11.500%
Initial Interest Rate Cap                 2.484%                    1.000%          3.000%
Periodic Rate Cap                         1.229%                    1.000%          3.000%
Gross Margin                              6.117%                    2.750%          9.999%
Maximum Mortgage Rate                    14.234%                   11.250%         18.240%
Minimum Mortgage Rate                     7.361%                    4.250%         11.500%
Months to Roll                                23                         3              54
Original Loan-to-Value                    80.18%                    14.43%         100.00%
Credit Score (3)                             609                       500             806

                                        Earliest                    Latest
                                        --------                    ------
Origination Date                         05/2001                   03/2003
Maturity Date                            12/2017                   04/2033

Lien Position              Percent of Loan Group    Year of Origination        Percent of Loan
-------------              ---------------------    -------------------        ---------------
First Lien                                 100.0%  2001                               0.6%
                                                   2002                              53.9%
Occupancy                  Percent of Loan Group   2003                              45.5%
---------                  ---------------------
Owner-occupied                              94.5%
Second Home                                  0.9%  Loan Purpose               Percent of Loan
                                                   ------------               ---------------
Investment                                   4.6%  Purchase                          30.9%
                                                   Refinance - Rate/Term              9.3%
Documentation              Percent of Loan Group   Refinance - Cashout               59.8%
-------------              ---------------------
Full Documentation                          63.2%
24 Month Bank Statement                      0.4%  Property Type              Percent of Loan
                                                   -------------              ---------------
Reduced Documentation                        5.7%  Single Family Detached            84.6%
Stated Income                               30.8%  Two- to Four-family                7.3%
                                                    Dwelling Unit
                                                    Planned Unit                      1.3%
                                                    Development
                                                    Condominium                       6.4%
                                                    Manufactured Housing              0.5%


(1)   Weighted by Outstanding Principal Balance.
(2)   Sum of Principal Balance divided by total number of loans.
(3)   Minimum and Weighted Average only for loans with credit scores.


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

JP MORGAN LOGO]

    CHASE FUNDING MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2003-C1
                                    GROUP II

                             CURRENT MORTGAGE RATES
                             ----------------------

                               NUMBER OF   AGGREGATE PRINCIPAL       PERCENT OF
CURRENT MORTGAGE RATES    MORTGAGE LOANS   BALANCE OUTSTANDING       LOAN GROUP
----------------------    --------------   -------------------       ----------
5.000% to 5.499%                      10            $2,107,044              0.7%
5.500% to 5.999%                      26             5,807,939              1.8
6.000% to 6.499%                      70            13,607,678              4.3
6.500% to 6.999%                     259            49,611,439             15.6
7.000% to 7.499%                     273            48,571,911             15.3
7.500% to 7.999%                     523            86,174,918             27.1
8.000% to 8.499%                     283            41,065,721             12.9
8.500% to 8.999%                     287            42,640,824             13.4
9.000% to 9.499%                      85            10,926,334              3.4
9.500% to 9.999%                      90            11,839,637              3.7
10.000% to 10.499%                    26             2,477,230              0.8
10.500% to 10.999%                    19             2,501,028              0.8
11.000% to 11.499%                     6               441,066              0.1
11.500% to 11.999%                     3               294,555              0.1
                                   -----         -------------            -----
TOTAL:                             1,960         $ 318,067,324            100.0%
                                   -----         -------------            -----

Mortgage Rates Range is from: 5.375% to 11.500%
Weighted Average is: 7.792%


                       REMAINING MONTHS TO STATED MATURITY
                       -----------------------------------

                                NUMBER OF   AGGREGATE PRINCIPAL       PERCENT OF
REMAINING TERM (MONTHS)    MORTGAGE LOANS   BALANCE OUTSTANDING       LOAN GROUP
-----------------------    --------------   -------------------       ----------
169 to 180                             1              $106,520              0.0%
289 to 300                             1               115,186              0.0
325 to 336                             2               165,987              0.1
337 to 348                           112            13,119,011              4.1
349 to 360                         1,844           304,560,621             95.8
                                   -----           -----------             ----
TOTAL:                             1,960         $318,067,324             100.0%
                                   -----         -------------            -----

Remaining Term Range is from (Months): 175 to 358
Weighted Average is (Months): 355



--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

JP MORGAN LOGO]

    CHASE FUNDING MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2003-C1
                                    GROUP II

                  ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES
                  -----------------------------------------

RANGE OF ORIGINAL MORTGAGE         NUMBER OF   AGGREGATE PRINCIPAL    PERCENT OF
LOAN PRINCIPAL BALANCES       MORTGAGE LOANS   BALANCE OUTSTANDING    LOAN GROUP
-----------------------       --------------   -------------------    ----------
$100,000 or Less                        565           $41,393,277          13.0%
$100,001 to $150,000                    525            64,699,892          20.3
$150,001 to $200,000                    363            62,848,227          19.8
$200,001 to $250,000                    211            47,138,371          14.8
$250,001 to $300,000                    131            35,647,209          11.2
$300,001 to $350,000                     64            20,858,543           6.6
$350,001 to $400,000                     40            14,984,635           4.7
$400,001 to $450,000                     23             9,738,789           3.1
$450,001 to $500,000                     21            10,019,344           3.2
$500,001 to $550,000                      3             1,543,757           0.5
$550,001 to $600,000                      6             3,460,778           1.1
$600,001 to $650,000                      5             3,169,685           1.0
$800,001 to $850,000                      1               802,609           0.3
$850,001 to $900,000                      2             1,762,209           0.6
                                      -----         -------------         -----
TOTAL:                                1,960         $ 318,067,324         100.0%
                                      -----         -------------         -----

Original Mortgage Loan Principal Balance Range is from: $15,650 to $900,000 Average is: $162,976


                              PRODUCT TYPE SUMMARY
                              --------------------

                              NUMBER OF   AGGREGATE PRINCIPAL       PERCENT OF
PRODUCT TYPE SUMMARY     MORTGAGE LOANS   BALANCE OUTSTANDING       LOAN GROUP
--------------------     --------------   -------------------       ----------
Six-Month LIBOR Loan                  6            $1,490,918              0.5%
ARM - 3 Year/1 Year                  21             4,210,656              1.3
2/28 LIBOR Loan                   1,250           202,986,856             63.8
3/27 LIBOR Loan                     682           109,223,609             34.3
5/25 LIBOR Loan                       1               155,285              0.0
                                  -----         -------------             ----
TOTAL:                            1,960         $ 318,067,324             100.0%
                                  -----         -------------             ----


                          PREPAYMENT PENALTIES SUMMARY
                          ----------------------------

                                   NUMBER OF   AGGREGATE PRINCIPAL    PERCENT OF
PREPAYMENT PENALTY SUMMARY    MORTGAGE LOANS   BALANCE OUTSTANDING    LOAN GROUP
--------------------------    --------------   -------------------    ----------
None                                    333           $56,203,526          17.7%
12 Months                                31             6,604,679           2.1
18 Months                                 1               339,376           0.1
24 Months                               729           127,069,886          40.0
30 Months                                 3               504,763           0.2
36 Months                               832           123,681,055          38.9
42 Months                                 1                86,083           0.0
48 Months                                 2               552,946           0.2
60 Months                                28             3,025,010           1.0
                                      -----         -------------         -----
TOTAL:                                1,960         $ 318,067,324         100.0%
                                      -----         -------------         -----

The weighted average prepayment penalty term with respect to the Adjustable Rate Mortgage Loans in the Statistical Mortgage Pool having prepayment penalties is approximately 37 months. having prepayment penalties is approximately 30 months.



--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

JP MORGAN LOGO]

      CHASE FUNDING MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2003-C1
                                    GROUP II

                               STATE DISTRIBUTIONS
                               -------------------

                                NUMBER OF   AGGREGATE PRINCIPAL     PERCENT OF
STATES                     MORTGAGE LOANS   BALANCE OUTSTANDING     LOAN GROUP
Alabama                                 1               $82,703            0.0%
Arizona                                71             9,546,823            3.0
Arkansas                               11             1,302,259            0.4
California                            553           120,763,882           38.0
Colorado                               60            10,989,788            3.5
Connecticut                            24             3,681,475            1.2
Delaware                                9               837,806            0.3
District of Columbia                    6             1,436,666            0.5
Florida                               124            18,297,821            5.8
Hawaii                                  3               683,536            0.2
Idaho                                   9               990,229            0.3
Illinois                              122            17,579,022            5.5
Indiana                                63             6,101,192            1.9
Iowa                                   11               872,462            0.3
Kansas                                  9             1,004,259            0.3
Kentucky                               26             3,146,067            1.0
Louisiana                               8               700,419            0.2
Maine                                   1               108,553            0.0
Maryland                               42             7,367,190            2.3
Massachusetts                          32             7,291,878            2.3
Michigan                               59             6,805,777            2.1
Minnesota                              24             3,432,576            1.1
Mississippi                             3               205,883            0.1
Missouri                               59             6,366,131            2.0
Montana                                 2               202,570            0.1
Nebraska                                5               363,260            0.1
Nevada                                 21             3,419,805            1.1
New Hampshire                           9             1,291,062            0.4
New Jersey                             56            11,158,667            3.5
New Mexico                              3               350,019            0.1
New York                               70            12,913,190            4.1
North Carolina                         46             6,085,348            1.9
Ohio                                   99            10,653,042            3.3
Oklahoma                               18             1,388,934            0.4
Oregon                                 27             4,446,640            1.4
Pennsylvania                           59             6,173,309            1.9
Rhode Island                            7               980,898            0.3
South Carolina                         24             2,807,445            0.9
South Dakota                            1                91,121            0.0
Tennessee                              27             2,692,714            0.8
Texas                                  31             4,180,604            1.3
Utah                                   14             1,682,647            0.5
Vermont                                 2                79,775            0.0
Virginia                               37             6,292,209            2.0
Washington                             58             9,749,820            3.1
West Virginia                           2               126,012            0.0
Wisconsin                              11             1,265,619            0.4
Wyoming                                 1                78,216            0.0
                                    -----         -------------          -----
TOTAL:                              1,960         $ 318,067,324          100.0%
                                    -----         -------------          ------


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

JP MORGAN LOGO]

    CHASE FUNDING MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2003-C1
                                    GROUP II

                          ORIGINAL LOAN-TO-VALUE RATIOS
                          -----------------------------

                                  NUMBER OF   AGGREGATE PRINCIPAL    PERCENT OF
RANGE OF ORIGINAL            MORTGAGE LOANS   BALANCE OUTSTANDING    LOAN GROUP
Loan-to-Value Ratios
50.00% or Less                           50            $6,263,158           2.0%
50.01% to 55.00%                         19             2,845,498           0.9
55.01% to 60.00%                         35             6,041,739           1.9
60.01% to 65.00%                         65            11,463,546           3.6
65.01% to 70.00%                        113            20,313,990           6.4
70.01% to 75.00%                        209            36,076,675          11.3
75.01% to 80.00%                        706           108,713,903          34.2
80.01% to 85.00%                        287            48,173,206          15.1
85.01% to 90.00%                        297            49,751,637          15.6
90.01% to 95.00%                         90            15,705,949           4.9
95.01% to 100.00%                        89            12,718,024           4.0
                                      -----         -------------         -----
TOTAL:                                1,960         $ 318,067,324         100.0%
                                      -----         -------------         -----

Loan-to-Value Ratio Range is from: 14.43% to 100.00%
Weighted Average is: 80.18%

                            MORTGAGE LOAN AGE SUMMARY
                            -------------------------

                                    NUMBER OF   AGGREGATE PRINCIPAL   PERCENT OF
MORTGAGE LOAN AGE (MONTHS)     MORTGAGE LOANS   BALANCE OUTSTANDING   LOAN GROUP
--------------------------     --------------   -------------------   ----------
2                                        172           $31,287,282          9.8%
3                                        483            80,325,892         25.3
4                                        210            34,961,136         11.0
5                                        499            77,865,688         24.5
6                                        193            32,589,464         10.2
7                                        151            23,533,101          7.4
8                                         89            16,734,958          5.3
9                                         34             5,572,133          1.8
10                                        12             1,442,738          0.5
11                                         3               469,935          0.1
12                                        23             2,664,592          0.8
13                                        20             2,003,267          0.6
14                                         4               403,974          0.1
15                                        29             3,150,870          1.0
16                                        23             2,958,765          0.9
17                                         5               675,907          0.2
18                                         5               863,770          0.3
19                                         3               397,866          0.1
24                                         2               165,987          0.1
                                       -----         -------------        -----
TOTAL:                                 1,960         $ 318,067,324        100.0%
                                       -----         -------------        -----

Weighted Average Age (Months) is: 5


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

JP MORGAN LOGO]

    CHASE FUNDING MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2003-C1
                                    GROUP II

                              CREDIT SCORE SUMMARY
                              --------------------

                            NUMBER OF   AGGREGATE PRINCIPAL       PERCENT OF
CREDIT SCORES          MORTGAGE LOANS   BALANCE OUTSTANDING       LOAN GROUP
-------------          --------------   -------------------       ----------
Not Scored                          4              $601,165              0.2%
500 to 500                          3               276,934              0.1
501 to 550                        285            41,344,339             13.0
551 to 600                        603            97,560,223             30.7
601 to 650                        716           118,850,825             37.4
651 to 700                        257            42,897,734             13.5
701 to 750                         80            14,284,348              4.5
751 to 800                         11             2,163,177              0.7
801 to 806                          1                88,580              0.0
                                -----         -------------            -----
TOTAL:                          1,960         $318,067,324             100.0%
                                -----         -------------            -----

Credit Score Range is from:  500 to 806
Weighted Average (scored loans only) is: 609

























--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

JP MORGAN LOGO]

    CHASE FUNDING MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2003-C1
                                    GROUP II

                              CREDIT GRADE SUMMARY
                              --------------------

                                 NUMBER OF   AGGREGATE PRINCIPAL     PERCENT OF
CREDIT GRADE                MORTGAGE LOANS   BALANCE OUTSTANDING     LOAN GROUP
------------                --------------   -------------------     ----------
A Star                                  83           $14,287,777            4.5%
A0                                     943           161,337,313           50.7
A-                                     390            62,513,612           19.7
B                                      244            36,339,576           11.4
B-                                      94            15,082,113            4.7
C                                      159            22,423,172            7.0
C-                                      47             6,083,761            1.9
                                     -----         -------------          -----
TOTAL:                               1,960         $ 318,067,324          100.0%
                                     -----         -------------          -----



                             MAXIMUM MORTGAGE RATES
                             ----------------------

RANGE OF MAXIMUM MORTGAGE         NUMBER OF   AGGREGATE PRINCIPAL    PERCENT OF
RATES                        MORTGAGE LOANS   BALANCE OUTSTANDING    LOAN GROUP
-------------------------    --------------   -------------------    ----------
11.000% to 11.499%                       11            $2,455,031           0.8%
11.500% to 11.999%                       21             4,638,448           1.5
12.000% to 12.499%                       47             9,576,342           3.0
12.500% to 12.999%                      137            25,615,542           8.1
13.000% to 13.499%                      171            31,064,792           9.8
13.500% to 13.999%                      388            69,587,852          21.9
14.000% to 14.499%                      288            45,514,560          14.3
14.500% to 14.999%                      412            63,188,915          19.9
15.000% to 15.499%                      174            24,282,071           7.6
15.500% to 15.999%                      190            28,062,569           8.8
16.000% to 16.499%                       51             5,445,339           1.7
16.500% to 16.999%                       51             6,360,476           2.0
17.000% to 17.499%                        9               863,880           0.3
17.500% to 17.999%                        9             1,332,544           0.4
18.000% to 18.499%                        1                78,964           0.0
                                      -----         -------------         -----
TOTAL:                                1,960         $318,067,324          100.0%
                                      -----         -------------         -----

Maximum Mortgage Rate Range is from: 11.250% to 18.240%
Weighted Average is: 14.234%



--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

JP MORGAN LOGO]

    CHASE FUNDING MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2003-C1
                                    GROUP II

                              NEXT ADJUSTMENT DATE
                              --------------------

                               NUMBER OF   AGGREGATE PRINCIPAL       PERCENT OF
NEXT ADJUSTMENT DATE      MORTGAGE LOANS   BALANCE OUTSTANDING       LOAN GROUP
--------------------      --------------   -------------------       ----------
September 2003                         1              $159,056              0.1%
October 2003                           1               339,507              0.1
November 2003                          2               541,325              0.2
December 2003                          9             1,503,704              0.5
January 2004                           1               132,972              0.0
March 2004                             4               389,754              0.1
April 2004                             1               117,533              0.0
May 2004                               2               235,241              0.1
June 2004                              4               474,868              0.1
July 2004                              2               221,847              0.1
August 2004                           11             1,294,134              0.4
September 2004                        27             4,375,930              1.4
October 2004                          76            13,633,744              4.3
November 2004                        145            22,334,727              7.0
December 2004                        304            46,947,666             14.8
January 2005                         243            39,392,042             12.4
February 2005                        145            22,968,718              7.2
March 2005                           174            26,937,859              8.5
April 2005                           162            29,401,354              9.2
May 2005                              18             1,768,026              0.6
June 2005                             20             2,260,697              0.7
July 2005                              1               248,088              0.1
August 2005                            1               148,603              0.0
September 2005                         7             1,196,012              0.4
October 2005                          11             2,602,844              0.8
November 2005                         10             1,268,586              0.4
December 2005                        101            15,153,797              4.8
January 2006                          47             9,617,386              3.0
February 2006                         82            13,924,503              4.4
March 2006                           334            56,149,149             17.7
April 2006                            13             2,172,369              0.7
December 2007                          1               155,285              0.0
                                   -----         -------------            -----
TOTAL:                             1,960         $318,067,324             100.0%
                                   -----         -------------            -----

                              CORRESPONDENT SUMMARY
                              ---------------------

                                        NUMBER OF    AGGREGATE PRINCIPAL      PERCENT OF
CORRESPONDENT                      MORTGAGE LOANS    BALANCE OUTSTANDING      LOAN GROUP
-------------                      --------------    -------------------      ----------
Accredited Home Lenders, Inc.                 495            $81,402,075            25.6%
Ameriquest Mortgage Company                     4                729,277             0.2
The CIT Group/Consumer                        227             31,564,083             9.9
Finance, Inc.
Encore Credit Corp.                           120             21,534,713             6.8
Finance America, LLC                          164             30,414,861             9.6
IndyMac Bank, F.S.B.                          809            135,879,968            42.7
Master Financial Inc.                          33              4,202,113             1.3
Meritage Mortgage Corporation                 104             11,883,867             3.7
Town and Country Credit                         4                456,368             0.1
                                            -----          -------------           -----
TOTAL:                                      1,960          $ 318,067,324           100.0%
                                            -----          -------------           -----


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

JP MORGAN LOGO]

                      ASSUMED MORTGAGE LOAN CHARACTERISTICS
    CHASE FUNDING MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2003-C1

                             GROUP I MORTGAGE LOANS
                             ----------------------

                                                                                          NUMBER OF
                                                            ORIGINAL                      MONTHS TO
                                    NET      ORIGINAL      AMORTIZATION    REMAINING     PREPAYMENT
      CURRENT        MORTGAGE    MORTGAGE      TERM           TERM           TERM          PENALTY
       BALANCE         RATE        RATE     (IN MONTHS)    (IN MONTHS)    (IN MONTHS)    EXPIRATION
       -------         ----        ----     -----------    -----------    -----------    ----------
  $28,914,742.35      9.171%      8.661%        180            360            174             0
     $654,801.28      9.485%      8.975%        180            360            174             6
     $586,053.66      10.684%     10.174%       180            360            174            18
  $18,417,605.31      8.708%      8.198%        180            360            173            29
   $9,857,994.37      8.084%      7.574%        180            358            173            54
      $72,997.45      8.684%      8.174%        120            120            113             0
      $73,310.72      6.990%      6.480%        120            120            117            57
   $6,359,736.45      8.828%      8.318%        180            180            174             0
     $678,787.91      7.849%      7.339%        180            180            173             5
      $74,477.07      7.990%      7.480%        180            180            178            22
  $14,565,007.33      7.068%      6.558%        180            180            174            30
   $2,126,885.45      7.932%      7.422%        180            180            173            53
     $710,711.15      6.989%      6.479%        240            240            234             0
     $366,450.34      9.024%      8.514%        240            240            236             8
   $6,009,770.91      6.586%      6.076%        240            240            235            31
   $1,039,617.74      8.242%      7.732%        240            240            230            50
  $28,621,220.09      7.442%      6.932%        360            360            354             0
   $3,578,549.99      8.135%      7.625%        360            360            356             8
   $3,735,716.24      7.218%      6.708%        360            360            355            19
 $116,267,821.72      6.687%      6.177%        360            360            355            31
  $42,287,742.47      7.997%      7.487%        360            360            353            53




                                                      GROUP II MORTGAGE LOANS 1
                                                      -------------------------

                                                                                                                         NUMBER OF
                                                                                ORIGINAL                                 MONTHS TO
                                         NET               ORIGINAL           AMORTIZATION          REMAINING           PREPAYMENT
  CURRENT              MORTGAGE       MORTGAGE               TERM                 TERM                 TERM               PENALTY
  BALANCE                RATE           RATE             (IN MONTHS)          (IN MONTHS)          (IN MONTHS)          EXPIRATION
  -------              --------       --------           -----------          -----------          -----------          ----------
  $28,914,742.35        9.171%         8.661%                180                  360                  174                   0
     $654,801.28        9.485%         8.975%                180                  360                  174                   6
     $586,053.66       10.684%         10.174%               180                  360                  174                  18
  $18,417,605.31        8.708%         8.198%                180                  360                  173                  29
   $9,857,994.37        8.084%         7.574%                180                  358                  173                  54
      $72,997.45        8.684%         8.174%                120                  120                  113                   0
      $73,310.72        6.990%         6.480%                120                  120                  117                  57
   $6,359,736.45        8.828%         8.318%                180                  180                  174                   0
     $678,787.91        7.849%         7.339%                180                  180                  173                   5
      $74,477.07        7.990%         7.480%                180                  180                  178                  22
  $14,565,007.33        7.068%         6.558%                180                  180                  174                  30
   $2,126,885.45        7.932%         7.422%                180                  180                  173                  53
     $710,711.15        6.989%         6.479%                240                  240                  234                   0
     $366,450.34        9.024%         8.514%                240                  240                  236                   8
   $6,009,770.91        6.586%         6.076%                240                  240                  235                  31
   $1,039,617.74        8.242%         7.732%                240                  240                  230                  50
  $28,621,220.09        7.442%         6.932%                360                  360                  354                   0
   $3,578,549.99        8.135%         7.625%                360                  360                  356                   8
   $3,735,716.24        7.218%         6.708%                360                  360                  355                  19
 $116,267,821.72        6.687%         6.177%                360                  360                  355                  31
  $42,287,742.47        7.997%         7.487%                360                  360                  353                  53





                                 NET      ORIGINAL  REMAINING                            INITIAL
    CURRENT         MORTGAGE   MORTGAGE     TERM       TERM                      GROSS   PERIODIC PERIODIC   MAXIMUM   MINIMUM
    BALANCE           RATE       RATE    (IN MONTHS)(IN MONTHS)     INDEX       MARGIN     CAP       CAP      RATE      RATE
    -------         --------   --------  ----------------------     -----       ------     ---       ---      ----      ----
 $47,835,813.26      7.902%     7.392%      360        355       6 Mo LIBOR     6.044%    2.744%   1.081%    14.103%   7.320%
  $6,053,367.39      7.943%     7.433%      360        355       6 Mo LIBOR     5.794%    2.736%   1.114%    14.253%   7.105%
$124,547,717.89      7.795%     7.285%      360        355       6 Mo LIBOR     5.821%    2.742%   1.165%    14.106%   7.137%
 $21,520,603.34      7.637%     7.127%      360        354       6 Mo LIBOR     6.462%    2.735%   1.092%    13.841%   7.444%
  $1,071,823.60      7.904%     7.394%      360        355       6 Mo LIBOR     7.143%    2.498%   1.167%    14.239%   7.452%
  $4,808,017.67      7.384%     6.874%      360        355       6 Mo LIBOR     6.394%    2.643%   1.185%    13.621%   6.888%
    $330,096.50      7.250%     6.740%      360        357       6 Mo LIBOR     5.879%    1.500%   1.500%    14.248%   7.248%
  $1,632,856.27      7.376%     6.866%      360        356       6 Mo LIBOR     6.331%    2.063%   1.360%    14.097%   7.339%
 $99,428,469.88      7.784%     7.274%      360        355       6 Mo LIBOR     6.475%    1.970%   1.416%    14.590%   7.743%
  $1,970,856.36      7.755%     7.245%      360        356       6 Mo LIBOR     6.642%    2.121%   1.293%    14.441%   7.466%
    $153,787.47      7.500%     6.990%      360        354       6 Mo LIBOR     5.000%    3.000%   1.000%    13.500%   7.500%
  $1,869,272.56      8.316%     7.806%      360        356      1 Yr Treasury   5.053%    3.000%   1.369%    14.316%   5.829%
  $2,039,142.81      7.506%     6.996%      360        355      1 Yr Treasury   5.180%    3.000%   1.226%    13.506%   5.637%
    $261,634.77      8.081%     7.571%      360        355      1 Yr Treasury   5.466%    3.000%   1.000%    14.081%   5.466%
    $994,628.79      7.598%     7.088%      360        353       6 Mo LIBOR     6.024%    1.277%   1.000%    13.598%   7.427%
    $157,521.80      8.625%     8.115%      360        351       6 Mo LIBOR     6.250%    1.500%   1.000%    15.625%   8.625%
    $324,389.64      7.625%     7.115%      360        354       6 Mo LIBOR     6.125%    1.500%   1.000%    13.625%   7.625%



(TABLE CONTINUED)


                                              NUMBER OF
                    MONTHS UNTIL              MONTHS TO
                     NEXT RATE      RATE      PREPAYMENT
    Current          ADJUSTMENT  ADJUSTMENT    PENALTY
    Balance             DATE      FREQUENCY   EXPIRATION
 --------------         ----      ---------   ----------
 $47,835,813.26          19           6           0
  $6,053,367.39          19           6           7
$124,547,717.89          19           6           19
 $21,520,603.34          18           6           30
  $1,071,823.60          19           6           55
  $4,808,017.67          31           6           0
    $330,096.50          33           6           9
  $1,632,856.27          32           6           20
 $99,428,469.88          31           6           31
  $1,970,856.36          32           6           52
    $153,787.47          54           6           0
  $1,869,272.56          32          12           0
  $2,039,142.81          31          12           31
    $261,634.77          31          12           55
    $994,628.79          5            6           0
    $157,521.80          3            6           3
    $324,389.64          6            6           54


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

JP MORGAN LOGO]

                     AVAILABLE FUNDS CAP HYPOTHETICAL TABLE
                     --------------------------------------

--------------------------------------------------------------------------------
                AVAILABLE     AVAILABLE                   AVAILABLE    AVAILABLE
                    FUNDS         FUNDS                       FUNDS        FUNDS
PAYMENT DATE    CAP (1)(2)    CAP (1)(3) PAYMENT DATE     CAP (1)(2)  CAP (1)(3)
--------------------------------------------------------------------------------
    07/25/03       7.367%        7.367%      03/25/06        7.137%      11.646%
    08/25/03       7.368%        7.368%      04/25/06        7.147%      11.664%
    09/25/03       7.369%        7.369%      05/25/06        7.158%      11.681%
    10/25/03       7.371%        7.372%      06/25/06        7.168%      11.701%
    11/25/03       7.373%        7.373%      07/25/06        7.180%      11.795%
    12/25/03       7.374%        7.380%      08/25/06        7.045%      12.720%
    01/25/04       7.377%        7.384%      09/25/06        7.045%      12.736%
    02/25/04       7.379%        7.386%      10/25/06        7.045%      12.738%
    03/25/04       7.382%        7.389%      11/25/06        7.045%      12.738%
    04/25/04       7.385%        7.393%      12/25/06        7.045%      12.738%
    05/25/04       7.388%        7.396%      01/25/07        7.045%      12.752%
    06/25/04       7.391%        7.402%      02/25/07        7.047%      13.305%
    07/25/04       7.395%        7.406%      03/25/07        7.053%      13.341%
    08/25/04       7.398%        7.409%      04/25/07        7.060%      13.354%
    09/25/04       7.401%        7.413%      05/25/07        7.067%      13.367%
    10/25/04       7.405%        7.417%      06/25/07        7.074%      13.380%
    11/25/04       7.408%        7.420%      07/25/07        7.081%      13.394%
    12/25/04       7.412%        7.426%      08/25/07        7.089%      13.884%
    01/25/05       7.415%        7.611%      09/25/07        7.097%      13.915%
    02/25/05       7.053%        9.221%      10/25/07        7.105%      13.933%
    03/25/05       7.065%        9.236%      11/25/07        7.114%      13.949%
    04/25/05       7.077%        9.253%      12/25/07        7.123%      13.966%
    05/25/05       7.090%        9.272%      01/25/08        7.133%      13.985%
    06/25/05       7.097%        9.286%      02/25/08        7.142%      14.205%
    07/25/05       7.104%        9.371%      03/25/08        7.153%      14.241%
    08/25/05       7.111%       10.051%      04/25/08        7.163%      14.262%
    09/25/05       7.119%       10.062%      05/25/08        7.174%      14.283%
    10/25/05       7.127%       10.074%      06/25/08        7.186%      14.305%
    11/25/05       7.135%       10.086%      07/25/08        7.198%      14.328%
    12/25/05       7.144%       10.101%      08/25/08        7.210%      14.351%
    01/25/06       7.152%       10.190%      09/25/08        7.223%      14.376%
    02/25/06       7.141%       11.586%      10/25/08        7.237%      14.402%
--------------------------------------------------------------------------------

(1) Available Funds Cap means a per annum rate equal to 12 times the quotient of (x) the total scheduled interest on the Group II Mortgage Loans based on the Net Mortgage Rates in effect on the related Due Date divided by (y) the aggregate principal balance of the Group II Offered Certificates as of the first day of the applicable Accrual Period.

(2) Assumes no losses, 10% cleanup call, 100% PPC, 6 month LIBOR remains constant at 1.14%, and One-Year Constant Maturity remains constant at 1.08%.

(3) Assumes no losses, 10% cleanup call, 100% PPC, 6 month LIBOR remains constant at 20.00%, and One-Year Constant Maturity remains constant at 20.00%.



--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

JP MORGAN LOGO]

                                                 PRICE/CBE YIELD TABLE (TO 10% CALL)

------------------------------------------------------------------------------------------------------------------------------------
Prepayment Speed                       0%                   80%                  100%                 150%                 200%
------------------------------------------------------------------------------------------------------------------------------------
Class IA-2
100-00 Price                         2.311%                2.275%               2.264%               2.234%               2.202%
WAL                                   18.18                 3.53                 2.80                 1.81                 1.32
Modified Duration                     14.65                 3.35                 2.68                 1.76                 1.29
Principal Window                  Dec17 - Jan26        Dec05 - May08        Jun05 - Apr07        Oct04 - Oct05        Jun04 - Feb05
------------------------------------------------------------------------------------------------------------------------------------
Class IA-3
100-00 Price                         3.222%                3.199%               3.188%               3.154%               3.122%
WAL                                   24.73                 6.76                 5.00                 2.84                 1.99
Modified Duration                     16.83                 5.97                 4.55                 2.67                 1.90
Principal Window                  Jan26 - Feb30        May08 - Jun13        Apr07 - Dec09        Oct05 - Mar07        Feb05 - Oct05
------------------------------------------------------------------------------------------------------------------------------------
Class IA-4
100-00 Price                         4.606%                4.591%               4.584%               4.558%               4.507%
WAL                                   27.52                11.54                 9.02                 5.15                 2.78
Modified Duration                     15.36                 8.79                 7.23                 4.48                 2.56
Principal Window                  Feb30 - Feb31        Jun13 - Apr15        Dec09 - Jan13        Mar07 - Sep09        Oct05 - Oct07
------------------------------------------------------------------------------------------------------------------------------------
Class IA-5
100-00 Price                         3.657%                3.647%               3.645%               3.638%               3.627%
WAL                                   9.78                  7.00                 6.74                 5.65                 4.49
Modified Duration                     8.06                  6.04                 5.84                 5.01                 4.07
Principal Window                  Jul06 - Feb15        Jul06 - Feb13        Jul06 - Dec12        Dec06 - Sep09        Jun07 - Dec07
------------------------------------------------------------------------------------------------------------------------------------
Class IM-1
100-00 Price                         4.505%                4.479%               4.470%               4.450%               4.442%
WAL                                   23.41                 7.84                 6.33                 4.44                 3.97
Modified Duration                     14.13                 6.37                 5.32                 3.93                 3.57
Principal Window                  Dec18 - Feb31        Mar07 - Apr15        Jul06 - Jan13        Sep06 - Sep09        Jan07 - Dec07
------------------------------------------------------------------------------------------------------------------------------------
Class IM-2
100-00 Price                         4.858%                4.831%               4.821%               4.798%               4.785%
WAL                                   23.41                 7.84                 6.33                 4.38                 3.72
Modified Duration                     13.64                 6.27                 5.25                 3.84                 3.33
Principal Window                  Dec18 - Feb31        Mar07 - Apr15        Jul06 - Jan13        Aug06 - Sep09        Sep06 - Dec07
------------------------------------------------------------------------------------------------------------------------------------
Class IB
100-00 Price                         6.198%                6.161%               6.148%               6.117%               6.097%
WAL                                   23.15                 7.49                 6.04                 4.15                 3.45
Modified Duration                     11.95                 5.73                 4.83                 3.54                 3.03
Principal Window                  Dec18 - Feb31        Mar07 - Apr15        Jul06 - Jan13        Jul06 - Sep09        Jul06 - Dec07
------------------------------------------------------------------------------------------------------------------------------------




















--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

JP MORGAN LOGO]


                                                 DISCOUNT MARGIN TABLE (TO 10% CALL)
                                                 -----------------------------------


----------------------------------------------------------------------------------------------------------------------------------
Prepayment Speed                    0%                  80%                 100%                 150%                200%
----------------------------------------------------------------------------------------------------------------------------------
Class IA-1
100-00 Price                        10                   10                  10                   10                  10
WAL                                10.48                1.23                1.00                 0.68                0.52
Principal Window               Jul03 - Dec17       Jul03 - Dec05        Jul03 - Jun05       Jul03 - Oct04        Jul03 - Jun04
----------------------------------------------------------------------------------------------------------------------------------
Class IIA-1
100-00 Price                        10                   10                  10                   10                  10
WAL                                13.12                1.16                1.00                 0.71                0.55
Principal Window               Jul03 - May24       Jul03 - Jun05        Jul03 - Mar05       Jul03 - Oct04        Jul03 - Jun04
----------------------------------------------------------------------------------------------------------------------------------
Class IIA-2
100-00 Price                        31                   31                  31                   31                  31
WAL                                25.52                4.30                3.18                 1.74                1.41
Principal Window               May24 - Oct31       Jun05 - May10        Mar05 - Oct08       Oct04 - Nov05        Jun04 - Jan05
----------------------------------------------------------------------------------------------------------------------------------
Class IIM-1
100-00 Price                        65                   65                  65                   65                  65
WAL                                25.92                4.77                4.21                 2.68                1.60
Principal Window               Feb25 - Oct31       Sep06 - May10        Dec06 - Oct08       Nov05 - May06        Jan05 - Jan05
----------------------------------------------------------------------------------------------------------------------------------
Class IIM-2
100-00 Price                        133                 133                  133                 133                  133
WAL                                25.92                4.72                4.01                 2.93                1.60
Principal Window               Feb25 - Oct31       Aug06 - May10        Sep06 - Oct08       May06 - May06        Jan05 - Jan05
----------------------------------------------------------------------------------------------------------------------------------
Class IIB
100-00 Price                        310                 310                  310                 310                  310
WAL                                25.86                4.60                3.84                 2.93                1.60
Principal Window               Feb25 - Oct31       Jul06 - May10        Jul06 - Oct08       May06 - May06        Jan05 - Jan05
----------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

JP MORGAN LOGO]


                                                 PRICE/CBE YIELD TABLE (TO MATURITY)


------------------------------------------------------------------------------------------------------------------------------------
Prepayment Speed                   0%                    80%                  100%                  150%                  200%
------------------------------------------------------------------------------------------------------------------------------------
Class IA-4
100-00 Price                     4.612%                4.656%                4.665%                4.633%                4.507%
WAL                               28.17                 13.91                 11.23                 6.18                  2.78
Modified Duration                 15.54                 9.99                  8.49                  5.17                  2.56
Principal Window              Feb30 - Dec32         Jun13 - Sep26         Dec09 - Feb23         Mar07 - Jun17         Oct05 - Oct07
------------------------------------------------------------------------------------------------------------------------------------
Class IA-5
100-00 Price                     3.657%                3.647%                3.645%                3.643%                3.640%
WAL                               9.78                  7.00                  6.74                  6.42                  5.95
Modified Duration                 8.06                  6.04                  5.84                  5.59                  5.24
Principal Window              Jul06 - Feb15         Jul06 - Feb13         Jul06 - Dec12         Dec06 - Jan13         Jun07 - Jul13
------------------------------------------------------------------------------------------------------------------------------------
Class IM-1
100-00 Price                     4.505%                4.481%                4.473%                4.455%                4.447%
WAL                               23.59                 8.39                  6.88                  4.83                  4.25
Modified Duration                 14.18                 6.66                  5.65                  4.20                  3.78
Principal Window              Dec18 - Aug32         Mar07 - Jan21         Jul06 - Dec17         Sep06 - Oct13         Jan07 - Nov10
------------------------------------------------------------------------------------------------------------------------------------
Class IM-2
100-00 Price                     4.858%                4.832%                4.823%                4.802%                4.790%
WAL                               23.57                 8.27                  6.76                  4.68                  3.93
Modified Duration                 13.68                 6.49                  5.50                  4.04                  3.49
Principal Window              Dec18 - Jun32         Mar07 - Mar19         Jul06 - May17         Aug06 - Sep12         Sep06 - Jan10
------------------------------------------------------------------------------------------------------------------------------------
Class IB
100-00 Price                     6.198%                6.161%                6.148%                6.118%                6.098%
WAL                               23.18                 7.58                  6.12                  4.21                  3.49
Modified Duration                 11.96                 5.77                  4.87                  3.58                  3.05
Principal Window              Dec18 - Nov31         Mar07 - Jun17         Jul06 - Nov14         Jul06 - Dec10         Jul06 - Nov08
------------------------------------------------------------------------------------------------------------------------------------


                                                     DISCOUNT MARGIN TABLE (TO MATURITY)

------------------------------------------------------------------------------------------------------------------------------------
Prepayment Speed                     0%                   80%                  100%                  150%                  200%
------------------------------------------------------------------------------------------------------------------------------------
Class IIA-2
100-00 Price                         31                    34                   34                    31                    31
WAL                                 25.64                 4.78                 3.56                  1.74                  1.41
Principal Window                May24 - Jan33        Jun05 - Oct18        Mar05 - Jun15         Oct04 - Nov05         Jun04 - Jan05
------------------------------------------------------------------------------------------------------------------------------------
Class IIM-1
100-00 Price                         65                    68                   67                    65                    65
WAL                                 26.04                 5.23                 4.57                  2.69                  1.60
Principal Window                Feb25 - Nov32        Sep06 - Jun15        Dec06 - Oct12         Nov05 - Jun06         Jan05 - Jan05
------------------------------------------------------------------------------------------------------------------------------------
Class IIM-2
100-00 Price                         133                  137                  137                   158                   133
WAL                                 26.03                 5.09                 4.30                  4.79                  1.60
Principal Window                Feb25 - Oct32        Aug06 - Mar14        Sep06 - Oct11         Jun06 - Apr10         Jan05 - Jan05
------------------------------------------------------------------------------------------------------------------------------------
Class IIB
100-00 Price                         310                  313                  313                   334                   310
WAL                                 25.90                 4.71                 3.93                  3.50                  1.60
Principal Window                Feb25 - Jun32        Jul06 - Apr12        Jul06 - Apr10         Aug06 - May07         Jan05 - Jan05
------------------------------------------------------------------------------------------------------------------------------------
